Exhibit 99.1

CRH Medical Corporation Announces 2020 Third Quarter Results

VANCOUVER, BC, Nov. 12, 2020 /CNW/ - CRH Medical Corporation (TSX: CRH) (NYSE MKT: CRHM) (“CRH” or the “Company”), today announced financial and operating results for the three months ended September 30, 2020.

Third quarter 2020 highlights:

•	Total revenue of $30.3 million, down 0.2% from third quarter 2019

•	Anesthesia services revenue of $28.0 million, up 0.1% from third quarter 2019

•	Product sales revenue of $2.4 million, down 3.4% from third quarter of 2019

•	Anesthesia patient cases of 94,052 increased 6.0% from third quarter 2019

•	Adjusted operating EBITDA of $11.8 million, down 9.3% from third quarter 2019

•	Adjusted operating shareholder EBITDA of $8.0 million, a decrease of 15.2% from third quarter 2019

•	Through the first nine months of 2020, the Company generated $24.8 million in cash from operating activities and $16.1 million in free cash flow

•	The Company also completed three acquisitions and one startup joint venture

Tushar Ramani, Chair and Chief Executive Officer of CRH, commented: “Although COVID-19 continued to exert a negative impact upon both of our business segments in the third quarter, we were encouraged by the 125% increase in anesthesia revenue and the 104% increase in O’Regan revenue as compared to Q2 2020. We remain confident in our ability to execute against our key business initiatives in order to extend and augment our growth trajectory.”

Conference Call

CRH will host a conference call to discuss its results on Friday, November 13, 2020, at 8:30 am ET (5:30 am PT). To participate in the conference, please dial 1-888-664-6392, or 1-416-764-8659 and reference confirmation #64836562. An audio replay will be available shortly after the call by dialing 1-888-390-0541 or 1-416-764-8677 and entering access code 836562#. The replay will be available for two weeks after the call.

About CRH Medical Corporation:

CRH Medical Corporation is a North American company focused on providing gastroenterologists throughout the United States with innovative services and products for the treatment of gastrointestinal diseases. In 2014, CRH became a full-service gastroenterology anesthesia company that provides anesthesia services for patients undergoing endoscopic procedures in ambulatory surgical centers. To date, CRH has completed 30 anesthesia acquisitions, and now serves 66 ambulatory surgical centers in 13 states. In addition, CRH owns the CRH O’Regan System, a single-use, disposable, hemorrhoid banding technology that is safe and highly effective in treating all grades of hemorrhoids. CRH distributes the O’Regan System, treatment protocols, operational and marketing expertise as a complete, turnkey package directly to gastroenterology practices, creating meaningful relationships with the gastroenterologists it serves. CRH’s O’Regan System is currently used in all 48 lower US states.

Non-GAAP Measures

This press release makes reference to certain non-GAAP financial measures including adjusted operating EBITDA (in total and broken down as attributable to non-controlling interest and shareholders of the Company) and adjusted operating EBITDA margin as supplemental indicators of its financial and operating performance. Adjusted operating EBITDA is defined as operating income before interest, taxes, depreciation, amortization, stock based compensation, acquisition related expenses and asset impairment charges. Adjusted operating EBITDA margin is defined as operating earnings before interest, taxes, depreciation, amortization, stock based compensation, acquisition related expenses and asset impairment charges as a percentage of revenue. These non-GAAP measures are not recognized measures under US Generally Accepted Accounting Principles (“US GAAP”) and do not have a standardized meaning prescribed by US GAAP and thus the Company’s definition may be different from and unlikely to be comparable to non-GAAP measures presented by other companies. These measures are provided as additional information to complement US GAAP measures by providing further understanding of the Company’s results of operations from management’s perspective. Accordingly, they should not be considered in isolation nor as a substitute for analyses of the Company’s financial information reported under US GAAP. Management uses non-GAAP measures such as adjusted operating EBITDA and adjusted operating EBITDA margin to provide investors with a supplemental measure of the Company’s operating performance and thus highlight trends in the Company’s core business that may not otherwise be apparent when relying solely on US GAAP financial measures. Management also believes that securities analysts, investors and other interested parties frequently use non-GAAP measures in the evaluation of issuers. In addition, management uses these non-GAAP measures in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets, and to assess its ability to meet future debt service, capital expenditure, and working capital requirements. A quantitative reconciliation of adjusted operating EBITDA, and operating EBITDA margin to the most directly comparable measures under US GAAP is presented below.

Cautionary Note Regarding Forward-looking Statements

Information included or incorporated by reference in this press release may contain forward-looking statements. This information may involve known and unknown risks, uncertainties, and other factors which may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Certain risks underlying our assumptions are highlighted below; if risks materialize, or if assumptions prove otherwise to be untrue, our results will differ from those suggested by our forward looking statements and our results and operations may be negatively affected. Forward looking statements in this press release include statements regarding the Company’s future growth. Actual events or results may differ materially from those discussed in forward-looking statements. There can be no assurance that the forward-looking statements currently contained in this report will in fact occur. The Company bases its forward-looking statements on information currently available to it. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

Forward-looking information reflects current expectations of management regarding future events and operating performance as of the date of this document. Such information involves significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in forward-looking information, including, without limitation: Our ability to predict developments in the COVID-19 pandemic and its impact to our operations; changes to payment rates or methods of third-party payors, including United States government healthcare programs, changes to the United States laws and regulations that regulate payments for medical services, the failure of payment rates to increase as our costs increase, or changes to our payor mix, could adversely affect our operating margins and revenues; We are subject to decreases in our revenue and profit margin under our fee for service contracts and arrangements, where we bear the risk of changes in volume, payor mix, radiology, anesthesiology, and pathology benefits, and third-party reimbursement rates; We may or may not successfully identify and complete corporate transactions on favorable terms or achieve anticipated synergies relating to any acquisitions or alliances, and such acquisitions could result in unforeseen operating difficulties and expenditures, or require significant management resources and significant charges; Our senior management has been key to our growth, and we may be adversely affected if we lose any member of our senior management; ASCs or other customers may terminate or choose not to renew their agreements with us; If we are unable to maintain or increase anesthesia procedure volumes at our existing ASCs, the operating margins and profitability of our anesthesia segment could be adversely affected; We may not be able to successfully recruit and retain qualified anesthesia service providers or other independent contractors; We may be unable to enforce the non-competition and other restrictive covenants in our agreements; We operate in an industry that is subject to extensive federal, state, and local regulation, and changes in law and regulatory interpretations; Changes in the medical industry and the economy may affect the Company’s business; Our failure to comply with U.S. federal and state fraud and abuse laws, including anti-kickback laws and other U.S. federal and state anti-referral laws, could have a material, adverse impact on our business; A significant number of our affiliated physicians could leave our affiliated ASCs; Our industry is already competitive and could become more competitive; Unfavorable economic conditions could have an adverse effect on our business; The Company may not be successful in marketing its products and services; Failure to manage third-party service providers may adversely affect our ability to maintain the quality of service that we provide; Congress or states may enact laws restricting the amount out-of-network providers of services can charge and recover for such services; Adverse events related to our product or our services may subject us to risks associated with product liability, medical malpractice or other legal claims, insurance claims, product recalls and other liabilities, which may adversely affect our operations; Our dependence on suppliers could have a material adverse effect on our business, financial condition and results of operations; We may need to raise additional capital to fund future operations; We are subject to various restrictive covenants and events of default under the Credit Facilities; The Affordable Care Act (“ACA”) and potential changes to it may have a significant effect on our business; The Medicare Access and CHIP Reauthorization Act of 2015 (“MACRA”) and potential changes to it may have a significant effect on our business; Government authorities or other parties may assert that our business practices violate antitrust laws; If regulations or regulatory interpretations change, we may be obligated to re-negotiate agreements of our anesthetists, anesthesiologists or other contractors; Despite current indebtedness levels, we may still be able to incur substantially more debt, which could further exacerbate the risks associated with increased leverage; Failure to timely or accurately bill for services could have a negative impact on our net revenue, bad debt expense and cash flow; If we or some of our suppliers fail to comply with the FDA’s Quality System Regulation and other applicable requirements, our manufacturing or processing operations could be disrupted, our sales and profitability could suffer, and we may become subject to a wide variety of FDA enforcement actions; If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common shares; Our industry is the subject of numerous governmental investigations into marketing and other business practices which could result in the commencement of civil and/or criminal proceedings, substantial fines, penalties, and/or administrative remedies, divert the attention of our management, and have an adverse effect on our financial condition and results of operations; We may write-off intangible assets; If we are unable to manage growth, we may be unable to achieve our expansion strategy; The continuing development of our products and provision of our services depends upon us maintaining strong relationships with physicians; Significant shareholders of the Company could influence our business operations, and sales of our shares by such significant shareholders could influence our share price; We have a legal responsibility to the minority owners of the entities through which we own our anesthesia services business, which may conflict with our interests and prevent us from acting solely in our own best interests; Our common shares may be subject to significant price and volume fluctuations; Unfavorable changes or conditions could occur in the states where our operations are concentrated: We may be subject to a variety of regulatory investigations, claims, lawsuits, and other proceedings; Our anesthesia employees and third-party contractors may not appropriately record or document services that they provide; If we are unable to adequately protect or enforce our intellectual property, our competitive position could be impaired; If there is a change in federal or state laws, rules, regulations, or in interpretations of such federal or state laws, rules or regulations, we may be required to redeem our physician partners’ ownership interests in anesthesia companies under the savings clause in our joint venture operating agreements; Our employees and business partners may not appropriately secure and protect confidential information in their possession; Failure to protect our information technology infrastructure against cyber-based attacks, network security breaches, service interruptions or data corruption could significantly disrupt our operations and adversely affect our business and operating results; If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about our business, our share price and trading volume could decline; We may be subject to criminal or civil sanctions if we fail to comply with privacy regulations regarding the protection, use and disclosure of patient information; Evolving regulation of corporate governance and public disclosure may result in additional expenses and continuing uncertainty; Anti-takeover provisions could discourage a third party from making a takeover offer that could be beneficial to our shareholders; We are an “emerging growth company” and a “smaller reporting company,” and any decision on our part to comply only with certain reduced reporting and disclosure requirements applicable to such companies could make our common shares less attractive to investors; We do not intend to pay dividends on our common shares, and, consequently, your ability to achieve a return on your investment will depend on appreciation, if any, in the price of our common shares; Tax reform could have a material adverse effect on us; Income tax audits and changes in our effective income tax rate could affect our results of operations; The patent protection for our products may expire before we are able to maximize their commercial value, which may subject us to increased competition and reduce or eliminate our opportunity to generate revenues; and We may face exposure to adverse movements in foreign currency exchange rates.

For a complete discussion of the Company’s business including the assumptions and risks set out above, see the Company’s Form 10-K Annual Report, which is available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com.

Condensed Consolidated Balance Sheets

(unaudited)

	September 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$5,099,498	$6,568,716
Trade and other receivables, net	20,358,880	20,041,288
Income tax receivable	3,252,973	1,332,129
Loan to equity investment	1,000	—
Prepaid expenses and deposits	426,589	729,483
Inventories, finished goods	296,070	349,324

	29,435,010	29,020,940
Non-current assets:
Property and equipment, net	201,959	251,933
Right of use asset	1,094,732	214,854
Intangible assets, net	168,325,328	163,108,193
Deferred asset acquisition costs	228,777	59,249
Investment	2,016,076	—
Deferred tax assets	12,945,311	10,440,100

	184,812,183	174,074,329

Total assets	$214,247,193	$203,095,269

Liabilities
Current liabilities:
Trade and other payables	$7,449,298	$6,196,741
Employee benefits	786,115	992,845
Income tax payable	—	28,589
Current portion of lease liability	241,742	125,555
Deferred consideration	—	1,868,052
Earn-out obligation	686,973	1,063,060
Contract payable - CMS Advance	1,808,952	—
Member loan	220,880	68,600

	11,193,960	10,343,442
Non-current liabilities:
Lease liability	865,372	54,300
Contract payable - CMS Advance	91,636	—
Contingent liability	2,617,110	—
Notes payable and bank indebtedness	74,997,205	68,380,345
Deferred tax liabilities	23,786	101,822

	78,595,109	68,536,467
Equity
Common stock, no par value; 71,461,684 and 71,603,584 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	56,268,562	56,056,113
Additional paid-in capital	8,648,801	7,168,156
Accumulated other comprehensive loss	(66,772)	(66,772)
Retained earnings	7,423,053	13,154,981

Total equity attributable to shareholders of the Company	72,273,644	76,312,478
Non-controlling interest	52,184,480	47,902,882

Total equity	124,458,124	124,215,360

Total liabilities and equity	$214,247,193	$203,095,269

Condensed Consolidated Statements of Operations

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Revenue:
Anesthesia services	$27,983,903	$27,966,629	$63,561,613	$82,685,905
Product sales	2,365,549	2,448,174	5,827,537	7,330,147

	30,349,452	30,414,803	69,389,150	90,016,052
Expenses:
Anesthesia services expense	26,963,897	23,774,049	70,580,981	69,804,891
Product sales expense	1,080,861	1,089,316	3,025,258	3,441,207
Corporate expense	2,219,867	1,838,812	6,344,402	4,645,347

	30,264,625	26,702,177	79,950,641	77,891,445

Operating income (loss)	84,827	3,712,626	(10,561,491)	12,124,607
Net finance expense	441,967	1,125,410	1,386,007	5,696,343
(Gain) loss from equity investment	—	(77,278)	37,839	(416,584)
Other income	(289,669)	—	(5,146,488)	—

Income (loss) before tax	(67,471)	2,664,494	(6,838,849)	6,844,848
Income tax expense (recovery)	(376,237)	565,165	(1,584,165)	736,052

Net and comprehensive income (loss)	$308,766	$2,099,329	$(5,254,684)	$6,108,796

Attributable to:
Shareholders of the Company	$(337,954)	$982,368	$(5,324,264)	$2,552,084
Non-controlling interest	646,720	1,116,961	69,580	3,556,712

	$308,766	$2,099,329	$(5,254,684)	$6,108,796

Earnings (loss) per share attributable to shareholders
Basic	$(0.005)	$0.014	$(0.074)	$0.036
Diluted	$(0.005)	$0.013	$(0.074)	$0.035

Weighted average shares outstanding:
Basic	71,506,045	71,831,356	71,558,371	71,845,812
Diluted	71,506,045	72,799,142	71,558,371	73,023,144

Condensed Consolidated Statements of Cash Flows

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Operating activities:
Net income (loss)	$308,766	$2,099,329	$(5,254,684)	$6,108,796
Adjustments for:
Depreciation of property, equipment and intangibles	10,760,397	8,555,909	29,686,467	25,974,283
Stock-based compensation	652,967	706,479	1,900,960	280,348
Unrealized foreign exchange	6,144	(50)	7,745	726
Deferred income tax recovery	(968,387)	(776,300)	(2,358,260)	(2,749,616)
Change in fair value of contingent consideration	(96,294)	181,805	(376,087)	2,771,238
Accretion on contingent consideration and deferred consideration	15,925	10,145	32,833	123,305
Amortization of deferred financing fees	90,411	65,091	269,424	195,273
(Gain) loss from equity investment	—	(77,278)	37,839	(416,584)
Change in current tax receivable	(1,699,529)	(17,826)	(2,174,418)	(154,474)
Change in trade and other receivables	(820,666)	(182,433)	(317,593)	(102,733)
Change in prepaid expenses	102,542	(59,218)	302,894	268,162
Change in inventories	(31,017)	153,837	53,254	45,309
Change in trade and other payables, including contract payable	(640,539)	(83,936)	3,192,069	91,726
Change in employee benefits	135,957	135,609	(206,730)	234,120

Net cash provided by operating activities	7,816,677	10,711,163	24,795,713	32,669,879
Financing activities
Proceeds from (repayment of) member loans	(28,100)	(14,375)	152,280	(18,375)
Equity investment loan	(1,000)	—	(1,000)	—
Repayment of short-term advances	—	—	—	(26,783)
Payment of deferred consideration	(64,827)	—	(1,896,850)	(1,100,000)
Payment of contingent consideration	—	—	—	(4,795,822)
Repayment of notes payable and bank indebtedness	(1,500,000)	(5,625,000)	(9,500,000)	(13,175,000)
Proceeds from bank indebtedness	11,006,750	7,000,000	16,006,750	11,300,000
Proceeds from exercise of stock options	—	6,753	10,680	426,366
Payment of deferred financing fees	(125,000)	—	(159,314)	—
Distributions to non-controlling interest	(3,952,150)	(3,615,819)	(8,688,260)	(11,804,480)
Repurchase of shares for cancellation	(296,600)	(1,109,170)	(652,165)	(3,982,914)
Acquisition of equity interest from non-controlling interest	—	(7,018,658)	—	(9,434,009)

Net cash provided by (used in) financing activities	5,039,073	(10,376,269)	(4,727,879)	(32,611,017)
Investing activities
Acquisition of property and equipment	(10,957)	(4,834)	(32,829)	(45,681)
Deferred asset acquisition costs	56,488	38,437	(191,934)	(440)
Distribution received from equity investment	—	92,400	—	92,400
Purchase adjustment relating to anesthesia service providers acquired in prior periods	—	4,366,000	—	4,366,000
Acquisition of cost investment	(2,016,076)	—	(2,016,076)	—
Acquisition of anesthesia services providers	(11,024,903)	(2,174,003)	(19,296,746)	(9,204,437)

Net cash provided by (used in) investing activities	(12,995,448)	2,318,000	(21,537,585)	(4,792,158)

Effects of foreign exchange on cash and cash equivalents	2,134	(270)	533	1,395
Decrease in cash and cash equivalents	(137,564)	2,652,624	(1,469,218)	(4,731,901)
Cash and cash equivalents, beginning of period	5,237,062	2,562,420	6,568,716	9,946,945

Cash and cash equivalents, end of period	$5,099,498	$5,215,044	$5,099,498	$5,215,044

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(USD in thousands)	2020	2019	2020	2019
Net and comprehensive income (loss)	$309	$2,099	$(5,254)	$6,109

Net finance expense	442	1,125	1,386	5,696
(Gain) loss on equity investment	—	(77)	38	(416)
Income tax expense (recovery)	(376)	565	(1,584)	736
Other income - government assistance	(290)	—	(5,147)	—

Operating income (loss)	85	3,713	(10,561)	12,125

Amortization expense	10,735	8,528	29,604	25,892
Depreciation and related expense	26	28	83	82
Stock based compensation	653	706	1,901	280
Acquisition expenses[1]	57	83	87	123
Inventory write-downs	—	—	65	—
Other non-recurring items[2]	—	—	—	931
Other income - government assistance	290	—	5,147	—

Total adjusted operating EBITDA	$11,845	$13,058	$26,324	$39,433

Adjusted operating EBITDA attributable to:

Shareholders of the Company	$7,968	$9,392	$17,520	$27,819
Non-controlling interest	$3,877	$3,666	$8,804	$11,615

Adjusted Operating Expense Reconciliation

(in thousands, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Anesthesia services expense	26,964	23,774	70,581	69,804

Amortization expense	(10,734)	(8,527)	(29,602)	(25,890)
Depreciation and related expense	(3)	(3)	(11)	(9)
Stock based compensation	(148)	(125)	(349)	(359)
Acquisition expenses[1]	(57)	(83)	(87)	(123)

Anesthesia services – adjusted operating expense	16,022	15,036	40,532	43,424

Product sales expense	1,081	1,089	3,025	3,440

Amortization expense	(1)	(1)	(1)	(2)
Depreciation and related expense	(5)	(5)	(15)	(19)
Stock based compensation	(95)	(82)	(210)	(236)
Inventory write-downs	—	—	(65)	—

Product sales - adjusted operating expense	980	1,002	2,733	3,186

Corporate expense	2,220	1,839	6,345	4,645

Amortization expense	—	—	—	—
Depreciation and related expense	(18)	(20)	(57)	(55)
Stock based compensation	(410)	(500)	(1,343)	313
Other non-recurring items	—	—	—	(931)

Corporate - adjusted operating expenses	1,792	1,319	4,945	3,974

Total operating expense	30,265	26,702	79,951	77,891
Total adjusted operating expense	18,794	17,357	48,211	50,583

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SOURCE CRH Medical Corporation

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http://www.newswire.ca/en/releases/archive/November2020/12/c3255.html

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For further information: Constantine Davides, CFA, 339-970-2846, constantine.davides@westwicke.com, http://investors.crhsystem.com

CO: CRH Medical Corporation

CNW 19:23e 12-NOV-20